BLACKROCK FUNDS III

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Government

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Treasury

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 25, 2010 to the Prospectuses of each Fund

The Funds will be closed on Friday, April 2, 2010. Accordingly, the following information replaces the first paragraph of the “How to Buy Shares” section found in each Fund’s Prospectus:

How to Buy Shares

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Fund’s transfer agent or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any day the Funds are open (a “Business Day”) (or, if the Fund closes early, at such closing time) to purchase shares at that day’s net asset value (“NAV”). Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and generally closed on all other days that the primary markets for the Master Portfolios’ portfolio securities (i.e., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Funds are also closed on Good Friday. The BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern Time) on such Business Day. The BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.

MF-A-CASH-S1

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

BLACKROCK FUNDS III

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Government

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Treasury

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 25, 2010

to the Statements of Additional Information (“SAI”) of each Fund

The Funds will be closed on Friday, April 2, 2010. Accordingly, the following information replaces the “Terms of Purchase and Redemption” section found in each Fund’s SAI:

Terms of Purchase and Redemption. The Funds are generally open Monday through Friday and are closed on weekends and are generally closed on all other days that the Fedwire Funds Service (the “Fedwire”) is closed or the primary markets for the Master Portfolios’ portfolio securities (i.e., the bond markets) are closed. The BlackRock Cash Funds: Institutional and the BlackRock Cash Funds: Prime do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day. The BlackRock Cash Funds: Government and the BlackRock Cash Funds: Treasury generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern Time) on such Business Day. The holidays on which both the Fedwire and the primary markets for the Master Portfolios’ portfolio securities are closed currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Funds are also closed on Good Friday. Each Fund reserves the right to change the amount of the minimum investment and subsequent purchases in the Fund. An investor’s investment in the Funds and/or other investment vehicles managed or maintained by BFA or its affiliates may be aggregated when determining whether an investor meets a minimum investment amount. The minimum initial investment amounts for the classes of the Funds may be reduced or waived by BFA. On any day a Fund closes early, purchase and redemption orders received after the Funds’ closing time will be executed on the next business day. In addition, the Funds reserve the right to advance the time by which purchase and redemption orders must be received to be executed on the same business day as permitted by the SEC and applicable law.

MF-SAI-CASH-S1

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI

FOR FUTURE REFERENCE.